UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2019 (September 23, 2019)

TERRA TECH CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54258	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2040 Main Street, Suite 225 Irvine, California 92614
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 447-6967

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Section 5 – Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 23, 2019, Terra Tech Corp. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”).

Stockholders Entitled to Vote

Stockholders of record of the Company at the close of business on August 6, 2019 (the “Record Date”) were entitled to vote at the Meeting. On that date, 109,990,255 shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) were outstanding and entitled to vote. Also on that date, 12 shares of Series A Preferred Stock, par value $0.001 per share, of the Company (the “Series A Preferred Stock”) were outstanding and entitled to vote.

Number of Votes

Common Stock: For vote tabulation purposes at the Meeting, each share of Common Stock is entitled to one vote at the Meeting. Collectively, the holders of Common Stock are entitled to 109,990,255 votes at the Meeting.

Series A Preferred Stock: For vote tabulation purposes at the Meeting, each share of Series A Preferred Stock is entitled to one vote for each share of Common Stock into which a share of Series A Preferred Stock is convertible. Accordingly, each share of Series A Preferred Stock is entitled to one vote at the Meeting. Collectively, the holders of Series A Preferred Stock are entitled to 12 votes at the Meeting.

A total of 11,425,062 shares of Common Stock were present in person or represented by proxy and entitled to vote at the Meeting, constituting a quorum. The following proposals were voted on at the Meeting, as described in greater detail in our Definitive Schedule 14A Proxy Statement filed with the Securities and Exchange Commission on August 13, 2019:

Proposal 1 – Election of Directors. Our stockholders duly elected Derek Peterson, Alan Gladstone, Michael Nahass and Steven Ross by a plurality of the voting power of Common Stock present in person or represented by proxy at the Meeting and entitled to vote. The results of the voting were as follows:

	For	Withheld	Broker Non-Votes
1) Derek Peterson	9,335,826	1,384,978	704,258
2) Alan Gladstone	9,429,207	1,215,897	779,958
3) Michael Nahass	9,341,962	1,378,842	704,258
4) Steven Ross	9,423,615	1,297,189	704,258

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Proposal 2 – Ratification of Independent Registered Public Accounting Firm. Our stockholders ratified the selection of Marcum LLP as our independent registered public accountants for the fiscal year ending December 31, 2019. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
10,804,717	452,353	167,992	0

Proposal 3 – Approval of Terra Tech Corp. 2018 Equity Incentive Plan. Our stockholders approved the Terra Tech Corp. 2018 Equity Incentive Plan. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
8,563,921	1,790,957	365,926	704,258

Proposal 4 – Approval of Terra Tech Corp. Amended and Restated 2018 Equity Incentive Plan. Our stockholders approved Terra Tech Corp. Amended and Restated 2018 Equity Incentive Plan. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
8,798,020	1,586,364	336,420	704,258

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA TECH CORP.

Date: September 23, 2019	By:	/s/ Derek Peterson
Derek Peterson
Chief Executive Officer

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